UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2011

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices, including zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 16, 2011, The PMI Group, Inc. (the “Company”) was notified by the New York Stock Exchange, Inc. (the “NYSE”) that the average per share price of its common stock was below the NYSE’s continued listing standard relating to minimum share price. Section 802.01C of the NYSE’s Listed Company Manual requires that a company’s common stock trade at a minimum average closing price of $1.00 over a consecutive 30 trading-day period.

Under NYSE rules, the Company has six months from receipt of the notice to regain compliance with the minimum share price requirement or until the Company’s next annual meeting of stockholders, if stockholder approval is required, to cure the deficiency. Subject to compliance with the NYSE’s other listing requirements during the cure period, the Company’s common stock will continue to be listed and trade on the NYSE.

The Company can regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the cure period the Company has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month or on the last day of the cure period. If the Company takes an action that will require approval of its stockholders by its next annual meeting of stockholders, the condition will be deemed cured if the price promptly exceeds $1.00 per share, and the price remains above the level for at least the following 30 trading days. If the Company fails to regain compliance within the required time period, the NYSE will commence suspension and delisting procedures.

Under NYSE rules, the Company has ten business days following receipt of the notice to respond to the NYSE and indicate its intention to cure this deficiency or be subject to suspension and delisting procedures. The Company notified the NYSE within the required ten business-day period that it will seek to cure the deficiency.

On August 19, 2011, the Company issued a press release regarding the matter described above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release, dated August 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2011	THE PMI GROUP, INC.

	By:	/s/ Andrew D. Cameron
	Name:	Andrew D. Cameron
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release, dated August 19, 2011.